EXHIBIT 99.1

CIRCOR Reports Preliminary Fourth-Quarter and Year- End 2019 Financial Results

Burlington, MA - March 2, 2020

CIRCOR International, Inc. (NYSE: CIR), a leading provider of severe service flow control solutions and other highly engineered products for the Industrial and Aerospace & Defense markets, today announced preliminary financial results for the fourth quarter and full year ended December 31, 2019.

As disclosed in a Form 12b-25 that the Company filed with the SEC today, CIRCOR requires additional time to file its Form 10-K for the year ended December 31, 2019.
Highlights

•	Strong fourth quarter 2019 results from continuing operations

◦	Revenue of $243 million, down 9% reported, up 2% organically

◦	Preliminary GAAP earnings per share from continuing operations of $0.16

◦	Adjusted earnings per share of $0.82

◦	Preliminary GAAP operating margin of 7.0%

◦	Adjusted operating margin of 13.3%

◦	A&D Segment operating margin of 22.9%, up 490 bps year-over-year

•	Delivered 2019 Adjusted EBITDA target and on track for 2020 targets communicated in 18-month plan

•	Completed the sale of non-core Instrumentation & Sampling in January 2020 for $172 million

•	Achieved pro-forma net leverage ratio of 3.6 times

•	Repriced debt in February 2020, reducing interest expense by 25 bps

“We ended the year with another solid quarter, delivering a record 13.3% adjusted operating margin from continuing operations, up 190 basis points from a year ago,” said Scott Buckhout, President and Chief Executive Officer. “In January we sold our Instrumentation and Sampling business for $172 million with net proceeds going to further reduce debt.”

“We delivered on our 2019 goal to achieve substantial earnings growth while deleveraging the Company,” Mr. Buckhout continued. “Since January 2019, we have generated over $340 million in proceeds from non-core asset sales, enabling CIRCOR to accelerate the reduction of debt.”

“Looking ahead, we are on track to deliver our 2020 commitments. We continue to focus on driving long-term growth, expanding margins, generating strong free cash flow, and deleveraging as we drive value for our shareholders,” concluded Mr. Buckhout.

First-Quarter 2020 Guidance
For the first quarter of 2020, CIRCOR expects revenue in the range of $190 million to $205 million, and GAAP loss per share in the range of $(0.25) to $(0.05), which reflects acquisition-related amortization expense of $(0.48) and other special and restructuring (charges) gains of $(0.27) to $(0.17). Excluding the impact of amortization, special and restructuring (charges) gains, adjusted EPS is expected to be in the range of $0.50 to $0.60 per share. This guidance excludes revenue and earnings from the Instrumentation & Sampling business which was sold on January 31, 2020. Presentation slides that provide supporting information to this guidance and fourth-quarter and year-end results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET today, March 2, 2020.

Segment Results

($ millions)	Q4 2019	Q4 2018	Change	FY 2019	FY 2018	Change
Industrial						
Revenue	**$ 107.1**	$ 120.6	-11%	**$ 450.7**	$ 487.6	-8%
Revenue excluding divested businesses	**$ 107.1**	$ 110.9	-3%	**$ 437.3**	$ 455.6	-4%
Segment Operating Income	**$ 11.8**	$ 14.7	-20%	**$ 52.7**	$ 57.3	-8%
Segment Operating Margin	**11.0%**	12.2%	-120 bps	**$ 11.7%**	11.8%	-10 bps
Orders	**$ 97.3**	$ 121.9	-20%	**$ 447.4**	$ 510.1	-12%
Orders excluding divested business[1]	**$ 97.3**	$ 110.5	-12%	**$ 432.6**	$ 472.1	-8%
Energy						
Revenue	**$ 56.5**	$ 82.8	-32%	**$ 241.0**	$ 288.9	-17%
Revenue excluding divested business[1]	**$ 56.5**	$ 65.9	-14%	**$ 237.9**	$ 223.3	7%
Segment Operating Income	**$ 7.3**	$ 12.7	-43%	**$ 30.9**	$ 38.8	-20%
Segment Operating Margin	**12.9%**	15.4%	-250 bps	**12.8%**	13.4%	-60 bps
Orders	**$ 70.8**	$ 72.3	-2%	**$ 216.1**	$ 311.6	-31%
Orders excluding divested business[1]	**$ 70.8**	$ 56.9	24%	**$ 212.0**	$ 241.8	-12%
Aerospace & Defense						
Revenue	**$ 79.1**	$ 63.3	25%	**$ 272.6**	$ 237.0	15%
Segment Operating Income	**$ 18.1**	$ 11.4	59%	**$ 51.5**	$ 36.0	43%
Segment Operating Margin	**22.9%**	18.0%	490 bps	**18.9%**	15.2%	370 bps
Orders	**$ 68.5**	$ 76.7	-11%	**$ 313.9**	$ 277.5	13%

1.
Adjusted Consolidated and Segment results for Q4 2019 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $15.2 million ($13.4 million, net of tax). These charges include: (i) $12.2 million for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values; (ii) $2.3 million related to restructuring and cost saving initiatives; (iii) $1.3 million of professional fees associated with an unsolicited tender offer to acquire all outstanding shares of the Company’s common stock; (iv) $1.2 million related to divestitures, partially offset by (v) a $1.8 million gain on the sale of a building. Adjusted Consolidated and Segment Results for Q4 2018 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $20.6 million ($31.6 million, net of tax). These charges include: (i) $13.6 million for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values; (ii) $4.4 million related to the sale of businesses; (iii) $2.6 million related to other special and restructuring activities and (iv) $10.9 million related to the write-off of a deferred tax asset due to changes in US tax law.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET today, March 2, 2020. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth, (and such measures and revenue further excluding divested businesses) are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•	We exclude the results of discontinued operations.

•
Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to September 29, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's first-quarter 2020 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, plans to reduce our outstanding debt and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: adjustments identified by the Company or its auditors in the course of completing the year-end audit, our ability to successfully integrate acquired businesses, as contemplated, our ability to successfully implement our divestiture, restructuring or simplification strategies, the possibility that expected benefits related to the Fluid Handling acquisition may not materialize as expected, any adverse changes in governmental policies, variability of raw material and component pricing, changes in our suppliers’ performance, fluctuations in foreign currency exchange rates, changes in tariffs or other taxes related to doing business internationally, our ability to hire and retain key personnel, our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs, our ability to generate increased cash by reducing our working capital, our prevention of the accumulation of excess inventory, our ability to successfully implement our restructuring or simplification strategies, fluctuations in interest rates, our ability to successfully defend product liability actions, any actions of stockholders or others in response to the expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions, as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of health pandemics, natural disasters, terrorist attacks, current Middle Eastern conflicts and related matters. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND

SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
David F. Mullen
Senior Vice President Finance
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
Preliminary Condensed Consolidated Statement of Operations
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net revenues	$242,638	$266,716	$964,313	$1,013,470
Cost of revenues	164,634	176,704	655,504	688,267
Gross Profit	78,004	90,012	308,809	325,203
Selling, general and administrative expenses	58,029	72,732	248,256	284,641
Special and restructuring charges, net	2,979	6,985	22,872	18,909
Operating income	16,996	10,295	37,681	21,653
Other expense (income):
Interest expense, net	10,763	13,264	48,609	52,975
Other (income) expense, net	1,919	(347)	(836)	(7,426)
Total other expense, net	12,682	12,917	47,773	45,549
Income (loss) from continuing operations before income taxes	4,314	(2,622)	(10,092)	(23,896)
Provision for income taxes	1,163	13,885	14,676	9,451
Income (loss) from continuing operations, net of tax	3,151	(16,507)	(24,768)	(33,347)
Loss from discontinued operations, net of tax	(1,595)	(4,497)	(109,167)	(6,037)
Net income (loss)	$1,556	$(21,004)	$(133,935)	$(39,384)

Basic income (loss) per common share:
Basic income (loss) from continuing operations	$0.16	$(0.84)	$(1.24)	$(1.68)
Basic (loss) from discontinued operations	$(0.08)	$(0.23)	$(5.48)	$(0.30)
Net income (loss)	$0.08	$(1.07)	$(6.73)	$(1.99)

Diluted (loss) income per common share:
Diluted income (loss) from continuing operations	$0.16	$(0.84)	$(1.24)	$(1.68)
Diluted (loss) from discontinued operations	$(0.08)	$(0.23)	$(5.48)	$(0.30)
Net income (loss)	$0.08	$(1.07)	$(6.73)	$(1.99)

Weighted average common shares outstanding:
Basic	19,920	19,722	19,903	19,834
Diluted	20,148	19,972	19,903	19,834

CIRCOR INTERNATIONAL, INC.
Preliminary Condensed Consolidated Statement of Cash Flows
(in thousands)
(UNAUDITED)

	Twelve Months Ended
OPERATING ACTIVITIES	December 31, 2019	December 31, 2018
Net loss	$(133,935)	$(39,384)
Loss from discontinued operations	(109,167)	(6,037)
Loss from continuing operations	(24,768)	(33,347)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	22,045	26,183
Amortization	47,591	49,129
Provision for bad debt expense	616	(261)
Loss on write down of inventory and amortization of fair value step-up	366	7,675
Compensation expense of share-based plans	5,418	4,965
Amortization of debt issuance costs	4,622	3,937
Deferred income tax benefit	(3,440)	(2,367)
(Gain) loss on disposal of property, plant and equipment	(1,793)	1,380
Loss on sale of businesses	3,615	1,882
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
Trade accounts receivable	25,822	(12,229)
Inventories	(9,557)	6,620
Prepaid expenses and other assets	(9,827)	(26,770)
Accounts payable, accrued expenses and other liabilities	(28,780)	30,458
Net cash provided by continuing operations	31,931	57,255
Net cash used in discontinued operations	(16,018)	(3,261)
Net cash provided by operating activities	15,913	53,994
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(13,855)	(20,114)
Proceeds from the sale of property, plant and equipment	5,735	156
Proceeds from divestitures	861	—
Proceeds from the sale of business, net	162,591	2,753
Business acquisitions, net of cash acquired	—	3,727
Net cash provided by (used in) continuing investing activities	155,332	(13,478)
Net cash used in discontinued investing activities	(2,296)	(3,399)
Net cash provided by (used in) investing activities	153,036	(16,877)
FINANCING ACTIVITIES
Proceeds from long-term debt	281,600	248,300
Payments of short-term and long-term debt	(434,797)	(260,146)
Debt issuance costs	—	—
Dividends paid	—	—
Proceeds from the exercise of stock options	253	690
Return of cash to seller	—	(62,917)
Net cash used in continuing financing activities	(152,944)	(74,073)
Net cash used in financing activities	(152,944)	(74,073)
Effect of exchange rate changes on cash and cash equivalents	197	(5,812)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	16,202	(42,768)
Cash and cash equivalents at beginning of year	69,525	112,293
CASH AND CASH EQUIVALENTS AT END OF YEAR	$85,727	$69,525

CIRCOR INTERNATIONAL, INC.
Preliminary Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(UNAUDITED)

	December 31, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,531	$68,517
Short-term investments	—	—
Trade accounts receivable, less allowance for doubtful accounts	125,422	167,181
Inventories	137,309	143,682
Income taxes refundable	—	—
Prepaid expenses and other current assets	72,164	71,428
Assets held for sale	161,193	197,238
Total Current Assets	580,619	648,046
PROPERTY, PLANT AND EQUIPMENT, NET	172,179	189,672
OTHER ASSETS:
Goodwill	271,893	450,605
Intangibles, net	385,542	440,281
Deferred income taxes	30,852	19,906
Assets held for sale	—	30,374
Other assets	35,360	12,728
TOTAL ASSETS	$1,476,445	$1,791,612
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$79,399	$94,715
Accrued expenses and other current liabilities	99,669	92,496
Accrued compensation and benefits	19,518	30,703
Liabilities held for sale	43,289	58,298
Notes payable and current portion of long-term debt	—	7,850
Total Current Liabilities	241,875	284,062
LONG-TERM DEBT	636,297	778,187
DEFERRED INCOME TAXES	21,425	33,607
PENSION LIABILITY, NET	146,801	150,623
LIABILITIES HELD FOR SALE	—	861
OTHER NON-CURRENT LIABILITIES	38,636	15,279
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 19,912,362 and 19,845,205 shares issued at December 31, 2019 and 2018, respectively	213	212
Additional paid-in capital	446,657	440,890
Retained earnings	99,280	232,102
Common treasury stock, at cost (1,372,488 shares at December 31, 2019 and 2018)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(80,267)	(69,739)
Total Shareholders’ Equity	391,411	528,993
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,476,445	$1,791,612

CIRCOR INTERNATIONAL, INC. Segment Information (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
ORDERS (1) (3)
Energy	$70.8	$72.3	$216.1	$311.6
Aerospace & Defense	68.5	76.7	313.9	277.5
Industrial	97.3	121.9	447.4	510.1
Total orders	$236.5	$270.9	$977.5	$1,099.2

BACKLOG (2) (3)	December 31, 2019	December 31, 2018
Energy	$74.1	$110.5
Aerospace & Defense	194.5	156.3
Industrial	152.1	163.8
Total Backlog	$420.7	$430.6

Numbers may not add due to rounding.
(1) Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Orders for the three months and year ended December 31, 2019 include orders from businesses divested prior to December 31, 2019 of $0.0 million and $19.0 million, respectively. Orders for the three months and year ended December 31, 2018 include orders from businesses divested of $26.8 million and $107.8 million, respectively. Divested businesses are Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial).

Note 2: Backlog include unshipped customer orders for which revenue has not been recognized. Backlog at Q4 2018 includes $20.3 million and $1.7 million for Energy and Industrial related to divested businesses.

CIRCOR INTERNATIONAL, INC. Segment Information (in thousands, except percentages) UNAUDITED

	2018					2019
As Reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS
Energy	$85,335	$66,825	$87,146	$72,319	$311,626	$48,088	$43,982	$53,276	$70,768	$216,114
Aerospace & Defense	59,793	59,441	81,533	76,702	277,469	88,107	93,405	63,968	68.459	313,939
Industrial	136,607	136,746	114,876	121,886	510,115	123,746	120,660	105,710	97,323	447,438
Total	$281,735	$263,012	$283,555	$270,907	$1,099,210	$259,941	$258,047	$222,954	$236,550	$977,491

NET REVENUES
Energy	$64,279	$71,094	$70,718	$82,786	$288,877	$66,876	$61,752	$55,835	$56,519	$240,982
Aerospace & Defense	58,477	57,500	57,757	63,283	237,017	61,240	64,694	67,621	79,070	272,625
Industrial	117,131	131,064	118,734	120,647	487,576	110,738	119,322	113,596	107,050	450,706
Total	$239,888	$259,658	$247,209	$266,716	$1,013,470	$238,854	$245,768	$237,052	$242,639	$964,313

SEGMENT OPERATING INCOME
Energy	$5,627	$10,691	$9,726	$12,735	$38,779	$9,978	$8,343	$5,286	$7,287	$30,894
Aerospace & Defense	8,931	6,992	8,709	11,415	36,047	9,374	10,443	13,564	18,099	51,480
Industrial	12,946	15,037	14,609	14,748	57,340	10,787	16,138	13,953	11,810	52,688
Corporate Expenses	(7,800)	(6,451)	(8,034)	(8,004)	(30,289)	(6,705)	(6,335)	(7,209)	(5,013)	(25,262)
Total	$19,704	$26,269	$25,010	$30,894	$101,877	$23,434	$28,589	$25,594	$32,183	$109,800

SEGMENT OPERATING MARGIN %
Energy	8.8%	15.0%	13.8%	15.4%	13.4%	14.9%	13.5%	9.5%	12.9%	12.8%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	22.9%	18.9%
Industrial	11.1%	11.5%	12.3%	12.2%	11.8%	9.7%	13.5%	12.3%	11.0%	11.7%
Total	8.2%	10.1%	10.1%	11.6%	10.1%	9.8%	11.6%	10.8%	13.3%	11.4%

SEGMENT OPERATING MARGIN % Excluding Divestitures (1)
Energy	11.3%	16.0%	12.6%	16.9%	14.4%	15.6%	13.5%	9.5%	12.9%	13.0%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	22.9%	18.9%
Industrial	10.5%	11.3%	12.0%	11.5%	11.4%	8.7%	12.7%	12.6%	11.0%	11.3%
Total	8.4%	9.9%	9.4%	11.4%	9.8%	9.5%	11.2%	10.9%	13.3%	11.2%
Numbers may not add due to rounding.
(1) Divested businesses include Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL, INC. Supplemental Information Regarding Divested Businesses (in thousands) UNAUDITED

	2018					2019
Divested Businesses (1)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS
Energy	$16,891	$18,389	$19,145	$15,451	$69,875	$4,104	$—	$—	$—	$4,104
Industrial	9,708	9,836	7,078	11,351	37,973	4,778	5,275	4,798	—	14,851
Total	$26,599	$28,225	$26,223	$26,802	$107,849	$8,882	$5,275	$4,798	$—	$18,955

NET REVENUES
Energy	$14,731	$17,419	$16,579	$16,885	$65,613	$3,106	$—	$—	$—	$3,106
Industrial	8,816	6,317	7,123	9,762	32,017	5,366	5,198	2,891	—	13,456
Total	$23,547	$23,735	$23,702	$26,647	$97,630	$8,473	$5,198	$2,891	$—	$16,562

SEGMENT OPERATING INCOME
Energy	$8	$2,085	$2,905	$1,597	$6,596	$—	$—	$—	$—	$—
Industrial	1,573	897	1,174	1,983	5,627	1,630	1,642	—	—	3,272
Total	$1,582	$2,982	$4,079	$3,580	$12,223	$1,630	$1,642	$—	$—	$3,272
Numbers may not add due to rounding.
(1) Divested businesses include Reliability Services (Energy), Spence/Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
Net Cash (Used In) Provided by Operating Activities	$(145)	$(465)	$24,073	$30,531	$53,994	$(22,378)	$12,339	$9,128	$16,822	$15,913
LESS:
Capital expenditures, net of sale proceeds (a)	8,141	3,563	5,119	6,534	23,357	3,689	2,995	(963)	(1,535)	4,186
FREE CASH FLOW	$(8,286)	$(4,028)	$18,954	$23,997	$30,637	$(26,067)	$9,344	$10,091	$18,357	$11,727

Gross Debt	$823,665	$827,629	$831,613	$807,050	$807,050	$753,950	$748,250	$659,100	$653,850	$653,850
Less: Cash & Cash Equivalents	123,305	69,030	71,334	68,517	68,517	73,619	76,082	69,225	84,531	84,531
GROSS DEBT, NET OF CASH	$700,360	$758,599	$760,279	$738,533	$738,533	$680,331	$672,168	$589,875	$569,319	$569,319

TOTAL SHAREHOLDERS' EQUITY	$592,096	$573,992	$574,171	$528,993	$528,993	$516,177	$494,899	$375,388	$391,411	$391,411

GROSS DEBT AS % OF EQUITY	139%	144%	145%	153%	153%	146%	151%	176%	167%	167%
GROSS DEBT, NET OF CASH AS % OF EQUITY	118%	132%	132%	140%	140%	132%	136%	157%	145%	145%
Numbers may not add due to rounding.
(a) Includes capital expenditures, net of sales proceeds of discontinued operations.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,384)	$(4,634)	$(18,520)	$(112,337)	$1,556	$(133,935)
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	—	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	(509)	5,186
Acquisition amortization	11,797	11,767	11,735	12,012	47,311	12,078	11,247	11,202	11,188	45,715
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,124	1,106	1,101	1,021	4,352
Special charges (recoveries), net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	3,489	17,686
Income tax impact	(5,798)	(4,213)	(1,857)	10,998	(870)	3,625	(2,266)	5,533	(1,752)	5,140
Net income (loss) from discontinued operations	3,468	(4,802)	2,874	4,498	6,038	5,728	17,156	84,688	1,595	109,167
ADJUSTED NET INCOME	$7,719	$12,556	$10,642	$15,086	$46,004	$10,404	$12,938	$12,592	$16,588	$52,492

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(0.88)	$0.30	$(0.34)	$(1.06)	$(1.99)	$(0.23)	$(0.93)	$(5.64)	$0.08	$(6.73)
LESS:
Restructuring related inventory charges	0.02	—	—	(0.01)	0.02	0.02	—	(0.06)	—	(0.04)
Amortization of inventory step-up	0.33	—	—	—	0.33	—	—	—	—	—
Restructuring charges, net	0.17	0.03	0.05	0.04	0.29	0.02	0.02	0.25	(0.03)	0.26
Acquisition amortization	0.60	0.59	0.59	0.61	2.39	0.61	0.57	0.56	0.56	2.30
Acquisition depreciation	0.09	0.09	0.09	0.09	0.36	0.06	0.06	0.06	0.05	0.22
Special charges (recoveries), net	0.17	0.08	0.10	0.31	0.66	(0.41)	0.20	0.93	0.18	0.89
Income tax impact	(0.29)	(0.21)	(0.10)	0.55	(0.06)	0.18	(0.12)	0.28	(0.10)	0.24
Earnings (Loss) Per Share from discontinued operations	0.18	(0.24)	0.14	0.23	0.30	0.29	0.86	4.25	0.08	5.48
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.39	$0.63	$0.53	$0.76	$2.30	$0.52	$0.64	$0.63	$0.82	$2.62
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,384)	$(4,633)	$(18,520)	$(112,338)	$1,556	$(133,935)
LESS:
Interest expense, net	11,810	13,764	14,137	13,264	52,975	13,094	12,947	11,804	10,764	48,609
Depreciation	4,834	4,791	9,983	6,576	26,183	5,499	5,568	5,551	5,427	22,045
Amortization	14,134	13,985	8,632	12,477	49,228	12,536	11,685	11,629	11,741	47,591
Benefit from (provision for) income taxes	(3,782)	(608)	(45)	13,885	9,451	5,709	284	7,490	1,193	14,676
Loss from discontinued operations	3,468	(4,802)	2,874	4,498	6,038	5,728	17,156	84,688	1,595	109,167
EBITDA	$13,023	$33,032	$28,740	$29,695	$104,490	$37,933	$29,120	$8,857	$32,276	$108,153
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	—	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	(509)	5,186
Special recoveries (charges), net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	3,489	17,686
ADJUSTED EBITDA	$26,880	$35,200	$31,728	$36,544	$130,351	$30,416	$33,335	$31,230	$35,256	$130,203
Numbers may not add due to rounding.
	Leverage Calculations:
	Full Year 2019, as reported						Full Year 2019, Pro Forma for I&S Divestiture (b)
	GROSS DEBT, NET OF CASH (Net Debt)				$569,319		Net Debt			$569,319
	Net Debt / 2019 Adjusted EBITDA				4.4 x		Net proceeds from I&S sale			(160,000)
							Pro Forma Net Debt			$409,319
	2019 Investor Plan Comparison
	2019 Adjusted EBITDA - Reported				$130,203		2019 EBITDA as reported			$130,203
	Engineered Valves & Distributed Valves First Half (a)				(6,619)		2019 I&S EBITDA			(16,811)
	2019 Adjusted EBITDA - Investor Plan				$123,584		Pro Forma Adjusted EBITDA			$113,392
	Net Debt / Adjusted EBITDA - Investor Plan				4.6 x		Pro Forma Net Debt / Pro Forma Adjusted EBITDA			3.6 x

(a) The Company's June 2019 investor plan included the results of Engineered Valves and Distributed Valves for the first half of 2019. In Q3 2019, both businesses were reclassified to discontinued operations.

(b) The Company sold its Instrumentation & Sampling business in January 2020 for $172 million. These pro forma calculations reduce net debt by the expected net proceeds of $160 million and remove 2019 EBITDA from the reported EBITDA.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
GAAP OPERATING (LOSS) INCOME	$(7,787)	$10,599	$8,545	$10,295	$21,653	$17,749	$12,020	$(9,084)	$16,996	$37,681
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	—	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	(509)	5,186
Acquisition amortization	11,797	11,767	11,735	12,012	47,311	12,078	11,247	11,202	11,188	45,715
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,123	1,106	1,101	1,021	4,351
Special charges (recoveries), net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	3,489	17,686
ADJUSTED OPERATING INCOME	$19,704	$26,269	$25,010	$30,890	$101,873	$23,433	$28,589	$25,594	$32,185	$109,799

GAAP OPERATING MARGIN	(3.2)%	4.1%	3.5%	3.9%	2.1%	7.4%	4.9%	(3.8)%	7.0%	3.9%
LESS:	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Restructuring related inventory charges	0.2%	—%	—%	(0.1)%	—%	0.1%	—%	(0.5)%	—%	(0.1)%
Amortization of inventory step-up	2.8%	—%	—%	—%	0.7%	—%	—%	—%	—%	—%
Restructuring charges, net	1.4%	0.2%	0.4%	0.3%	0.6%	0.2%	0.1%	2.1%	(0.2)%	0.5%
Acquisition amortization	4.9%	4.5%	4.7%	4.5%	4.7%	5.1%	4.6%	4.7%	4.6%	4.7%
Acquisition depreciation	0.8%	0.7%	0.7%	0.7%	0.7%	0.5%	0.5%	0.5%	0.4%	0.5%
Special charges (recoveries), net	1.4%	0.6%	0.8%	2.3%	1.3%	(3.4)%	1.6%	7.8%	1.4%	1.8%
Income tax impact	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Net income loss from discontinued operations	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
ADJUSTED OPERATING MARGIN	8.2%	10.1%	10.1%	11.6%	10.1%	9.8%	11.6%	10.8%	13.3%	11.4%
Impact of Divestitures (1)	0.2%	(0.2)%	(0.7)%	(0.2)%	(0.3)%	(0.3)%	(0.4)%	0.1%	—%	(0.1)%
ADJUSTED OPERATING MARGIN EXCLUDING DIVESTITURES (1)	8.4%	9.9%	9.4%	11.4%	9.8%	9.5%	11.2%	10.9%	13.3%	11.2%
Numbers may not add due to rounding.